EXHIBIT 99.1

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
United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                                 Revised 1/21/03
Distribution Date:              November 15,2002
Collection Period:              October 1,2002   -  October 31,2002
No Days in Collection Period    31

I. Available Funds
------------------
Total Principal Payments Received
Full Prepayments Received                                                    786,576.69
Scheduled Principal Payments Received and Partial Prepayments                770,554.23
                                                                   ---------------------
Total Principal Payments Received                                                                 1,557,130.92
Interest Payments Received                                                   243,057.55
Supplemental Servicing Fees Collected                                          3,162.05
                                                                   ---------------------
                                                                                                    246,219.60
                                                                                           --------------------
Total  Payments Attributed to Receivables                                                         1,803,350.52
Policy Claim Amount                                                                              -
Pre-Funding Earnings                                                          16,131.16
Monthly Capitalized Interest Amount                                           29,266.11
Income From Collection Account Eligible Investments                            2,188.01
Recoveries On Previously Liquidated Receivables                                       -
Liquidation Proceeds                                                                  -
Recoveries From Insurance / Warranties                                                -
Purchase Amount of Purchased Receivables                                              -
Total Other Cash Sources                                                                             47,585.28
                                                                                           --------------------
Total Available Funds before Spread Account                                                       1,850,935.80        1,850,935.80
Beginning Spread Account Balance                                             542,112.24
Spread Account Income                                                            427.38
Spread Account Deposit                                                       130,593.96
Spread Account Deposit Prefunding #2                                                  -
Total Available Spread Account Funds                                                                673,133.58
                                                                                           --------------------
             Total Available Funds                                                                2,524,069.38
                                                                                           ====================
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
United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                                 Revised 1/21/03
Distribution Date:              November15,2002
Collection Period:              October 1,2002   -  October 31,2002
No Days in Collection Period    31

II. Distributions
-----------------
                                                                                          Deficiency Amount
                                                                           Amount Paid    Paid from Spread    Current    Outstanding
                                                                         From Collections      Account       Shortfall    Shortfall
A.  Priority of Distributions *
-------------------------------
1a.  Basic Servicing Fee                1.00%                                 27,311.08                -             -            -
  b. Lock Box Fee                                                                     -                -             -            -
  c. Supplemental Servicing Fee                                                3,162.05                -             -            -
2a. Backup Servicer Fee                 N/A                                    1,638.66                -             -            -
  b. Trust Collateral Agent Fee                                                1,092.44                -             -            -
  c. Owner Trustee Fee                  $4,000.00  (paid by invoice)             333.33                -             -            -
  d. Custodial Fee                                                             6,640.78                -             -            -
3.  Class A Interest Payment Amount                                          128,074.16                -             -            -
     Class A-1                                                                14,949.16                -             -            -
     Class A-2                                                                73,125.00                -             -            -
     Class A-3                                                                40,000.00                -             -            -
4.  Class A Principal Payment Amount    90%        Class A Note Factor     1,535,476.14                -             -            -
     Class A-1                                                             1,535,476.14                -             -            -
     Class A-2                                                                        -                -             -            -
     Class A-3                          0.45%                                         -                -             -            -
5.  Note Insurer Payment                                                      16,613.19                -             -            -
6.  Required Deposit to Spread Account                                       130,593.96                -    444,104.53            -
7.  Class B Interest Payment Amount                                                   -                       5,625.00     9,227.58
8.  Class B Principal Payment Amount                                                  -                      31,336.25    95,880.98
9.  Excess Funds to Certificate Holders                                               -
                                                                         --------------
             Total Disbursements                                          $1,850,935.80    $1,850,935.80
                                                                         ==============   ==============
* Previously Unpaid Amounts are included for all distributions
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
United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                                 Revised 1/21/03
Distribution Date:              November15,2002
Collection Period:              October 1,2002   -  October 31,2002
No Days in Collection Period    31

III. Note Balances
------------------
Available Funds Related to Principal                                             1,557,130.92
Charged Off Receivables                                                              9,403.36
Cram Down Losses                                                                       278.11
                                                                         ---------------------
Total Principal Distributable Amount                                                                      1,566,812.39
                                                                                                 ======================

Class A-1 Original Balance                                                      10,000,000.00
Class A-1 Beginning Balance                                                      6,837,308.30
Class A-1 Principal Reduction                                                   (1,535,476.14)
                                                                         ---------------------
Class A-1 Ending Balance                                                                                  5,301,832.16
                                                                                                 ======================

Class A-2 Original Balance                                                      27,000,000.00
Class A-2 Beginning Balance                                                     27,000,000.00
Class A-2 Principal Reduction                                                              -
                                                                         ---------------------
Class A-2 Ending Balance                                                                                 27,000,000.00
                                                                                                 ======================

Class A-3 Original Balance                                                      12,000,000.00
Class A-3 Beginning Balance                                                     12,000,000.00
Class A-3 Principal Reduction                                                              -
                                                                         ---------------------
Class A Ending Balance                                                                                   12,000,000.00
                                                                                                 ======================

Class B Original Balance                                                           500,000.00
Class B Beginning Balance                                                          500,000.00
Class B Principal Reduction                                                                 -
                                                                         ---------------------
Class B Ending Balance                                                                                    $ 500,000.00
                                                                                                 ======================

IV. Spread Account
------------------
Beginning Balance                                                                  542,112.24
Income From Eligible Investments                                                       427.38
Deposits                                                                           130,593.96

Spread Account Required Amount                                                   1,248,259.45
Spread Account (Shortfall)/Excess                                                 (575,125.87)
Release of Excess To The Certificate Holder                                                 -
                                                                         ---------------------
Ending Balance                                            0.021570                                        $ 673,133.58
                                                                                                 ======================
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
United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                                 Revised 1/21/03
Distribution Date:              November15,2002
Collection Period:              October 1,2002   -  October 31,2002
No Days in Collection Period    31

V. Capitalized Interest Account
-------------------------------

Beginning Balance                                                                          29,165.55
Interest Earned                                                                               100.56
Monthly Capitalized Interest Amount Transferred                                            29,266.11
Overfunded Capitalized Interest                                                          (29,165.55)
Required Balance                                                                           29,165.55
                                                                                      --------------
Excess                                                                                                 $             -
                                                                                                       ===============


VI. Pre-Funded Amount
---------------------

Beginning Balance                                                                      13,999,465.02
Plus: Pre-Funding Earnings                                                                 16,131.16
Less: Pre-Funding Distributions                                                          (16,131.16)
                                                                                      --------------
Ending Balance                                                                                         $ 13,999,465.02
                                                                                                       ===============

VII. Receivables Performance
----------------------------

A.  General Information                                                     Units         Dollars
-----------------------                                                   ----------   -------------

Beginning Balance                                                              3,031   32,773,298.55

Scheduled Principal Payments Received and Partial Prepayments                            (770,554.23)
Full Prepayments Received                                                                (786,576.69)
Purchased  Receivables                                                                             -
Principal Balance of Repossessed Vehicles Sold During Collection Period            -               -
Principal Balance of Other Liquidated Receivables                                                  -
Cram Down Losses and Charge Offs                                                           (9,681.47)
New Loans                                                                                          -
                                                                           ---------   -------------
Ending Balance                                                                 2,948   31,206,486.16
                                                                           =========   =============

Initial Pool Balance                                                           3,204   36,000,534.98
                                                                                       =============
Prefunding #1                                                                      -               -
Prefunding #2                                                                      -               -                  $36,000,534.98

Weighted Average Original Maturity                                                             54.01
Weighted Average Remaining Term                                                                44.66
Weighted Average Coupon                                                                       9.074%
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

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                                 Revised 1/21/03
Distribution Date:              November15,2002
Collection Period:              October 1,2002   -  October 31,2002
No Days in Collection Period    31


B.  Delinquency
---------------
                                                                   No. Of        Principal         % of Rec.
                                                                Receivables       Balance           Balance
                                                               -------------   --------------   ---------------
31 - 60 Days Delinquent                                                  16          168,888              0.54
61 - 90 Days Delinquent                                                   5           50,954              0.16
                                                               -------------   --------------   ---------------
  Total                                                                  21     $ 219,841.42              0.70
                                                               =============   ==============   ===============

* Does not include contract exceptions that were not funded through securitization.

C. Defaults
-----------
Principal Balance of Defaults (Current Month)                                                        16,046.25

Cumulative Defaults                                                                                  16,046.25
                                                                                                ===============

D. Net Loss Information
-----------------------
                                                                                                   Principal/
Current Period Net Loss                                                                            (Proceeds)
                                                                                                ---------------
Cram Down Losses                                                                                        278.11
Charge-Offs                                                                                           9,403.36
Liquidation Proceeds                                                                                         -
Deficiency Recoveries On Previously Liquidated Receivables                                                   -
Recoveries From Insurance / Warranties
Other Recoveries                                                                                             -
                                                                                                ---------------
   Total                                                                                              9,681.47
                                                                                                ===============

Cumulative Net Loss
Previous Months Cumulative Net Loss                                                                          -
Current Months  Net Loss                                                                              9,681.47
Cumulative Net Loss                                                                                   9,681.47
                                                                                                ===============
Cumulative Net Loss Ratio                                                                                 0.03
                                                                                                ===============


E. Repossession Information
---------------------------
                                                                                 Number of        Principal
                                                                               Repossessions       Balance

Current Month Repossessions                                                                -                 -
Total Ending Repossession Inventory                                                        -                 -
                                                                                                ===============


F. Deferments
                                                                                 Number of        Principal
                                                                                 Deferments        Balance

# of Current Period Deferments                                                             -                 -
                                                                                                ===============
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

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                                 Revised 1/21/03
Distribution Date:              November15,2002
Collection Period:              October 1,2002   -  October 31,2002
No Days in Collection Period    31


VIII. Triggers
--------------

A. Calculations                                                                              Second                   Third
---------------                                                   Preceding                Preceding                Preceding
                                                                  Collection               Collection              Collection
Delinquency Ratio                                                   Period                   Period                  Period
                                                            -----------------------    -------------------    ---------------------

Principal Balance of Receivables
  Of Any Scheduled Payment b/w 31 and 90 Days Past Due                $ 219,841.42            $ 84,548.02                      $ -
Divided By: Ending Aggregate Principal Balance                     $ 31,206,486.16        $ 32,773,298.55                      $ -

                                                            -----------------------    -------------------    ---------------------
Delinquency Ratio                                                            0.70%                  0.26%                    0.00%
-----------------                                           =======================    ===================    =====================

                                                                                                              ---------------------
Average For The Three Preceding Collection Periods                                                                           0.48%
                                                                                                              =====================

                                                                                             Second                   Third
                                                                  Preceding                Preceding                Preceding
                                                                  Collection               Collection              Collection
Default Ratio                                                       Period                   Period                  Period
-------------                                               -----------------------    -------------------    ---------------------

Principal Balance of all Defaulted Receivables                         $ 16,046.25                    $ -                        -
Divided By: Beginning Aggregate Principal Balance less
 Previous Defaults                                                 $ 32,773,298.55        $ 36,000,534.98                        -
                                                            -----------------------    -------------------    ---------------------
Default Ratio                                                                0.05%                  0.00%                        -
                                                            =======================    ===================

Average For The Three Preceding Collection Periods                                                                           0.28%
                                                                                                              =====================


                                                                  During The                 Second                   Third
                                                                  Preceding                Preceding                Preceding
                                                                  Collection               Accounting              Accounting
Net Loss Ratio                                                      Period                    Date                    Date
--------------                                              -----------------------    -------------------    ---------------------

Less: Liquidation Proceeds And Recoveries Received                               -                      -                        -
Plus: Cram Down Losses and Charge-Offs                                    9,681.47                      -                        -
                                                            -----------------------    -------------------    ---------------------
Net Losses                                                              $ 9,681.47                    $ -                        -
                                                            =======================    ===================    =====================

Divided By: Beginning Aggregate Principal Balance less
  Previous Defaults                                                $ 32,773,298.55        $ 36,000,534.98                        -
                                                            -----------------------    -------------------    ---------------------

Net Loss Ratio                                                               0.03%                  0.00%                    0.00%
                                                            =======================    ===================    =====================

Average For The Three Preceding Collection Periods                                                                           0.17%
                                                                                                              =====================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
                                                                                                                 Revised 1/21/03
Distribution Date:              November15,2002
Collection Period:              October 1,2002   -  October 31,2002
No Days in Collection Period    31


B. Triggers In Effect
---------------------
                                                                 Actual              Spread Account         Insurance
                                                                 Ratio                  Default              Default
                                                            --------------------   -------------------   ------------------

1.  Average Delinquency Ratio                                             0.48%                 2.50%                3.50%
                                                            ====================   ===================   ==================

2.  Annualized Default Ratio                                              0.28%                 2.50%                2.75%
                                                            ====================   ===================   ==================

3.  Annualized Net Loss Ratio                                             0.17%                 1.75%                2.25%
                                                            ====================   ===================   ==================


4.  Lock Box Collections                                         Actual
             Month End                                           Ratio                  Trigger                        In Compliance
                                                            --------------------   -------------------                 -------------
                       1                                                 82.60%                80.00%                        Yes
                       2                                                 82.88%                80.00%                        Yes


6.  Reserve/Trigger Events                                          Occurrences          Deemed Cured
                                                            --------------------   -------------------
          Reserve Event                                                      No                   N/A
          Trigger Event                                                      No                   N/A
          Servicer Termination Event                                         No                   N/A
          Spread Account Event                                               No                   N/A
          Insurance Event                                                    No                   N/A

7.  The Collection Period Above Corresponds To Month No.           2
                                                            ====================







                   Executed by:
                                 ---------------------------
                                 Vice President Operations

                   Date:
                                 ---------------------------
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